UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 16, 2006



                            HARVEY ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


         NEW YORK                     1-4626                   13-1534671
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                       Identification Number)


                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
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       (Address of principal executive office)           (Zip Code)


Registrant's telephone number, including area code:  (201) 842-0078


                                       N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Items 3.01 and 7.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Regulation FD Disclosure

     On October 16, 2006,  the  Registrant  received  notice  ("Notice")  from a
Nasdaq Listing Qualification Panel (the "Panel") granting the Registrant's request for continued listing on The Nasdaq Capital Market. The Company's continued listing is subject to certain specified conditions, including: (i) on or about October 27, 2006, the Registrant will inform the Panel that it has held an annual shareholders' meeting, and that the shareholders approved a reverse stock split and all items related to the Trinity-led investment of $4 million in the Registrant; (ii) on or before November 15, 2006, the Registrant will inform the Panel that it has (A) implemented a reverse stock split and that the closing bid price for the Registrant's shares is at least $1.00 per share, and (B) closed the Trinity-led transaction, and that the investment increased the Registrant's shareholders' equity to at least $2.5 million; and (iii) on or before November 30, 2006, the Registrant must (A) evidence a closing bid price of $1.00 or more for a minimum of ten prior consecutive trading days, and (B) publicly report on Form 8-K the consummation of the Trinity-led transaction, and include in the Form 8-K pro forma financial information demonstrating that the transaction has brought the Registrant's shareholders' equity to $2.5 million or greater. In order to fully comply with the terms of the Notice, the Registrant must be able to demonstrate compliance with all requirements for continued listing on The Nasdaq Capital Market. In the event the Registrant is unable to do so, there can be no assurance that the Registrant's securities will remain listed on The Nasdaq Capital Market.

Item 9.01 Financial Statements and Exhibits

          99.1 Press Release dated October 18, 2006


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  HARVEY ELECTRONICS, INC.

                              By: /s/ Joseph J. Calabrese
                                  ---------------------------------------------
                                  Joseph J. Calabrese, Executive Vice President Chief Financial Officer, Treasurer and Secretary

Date:  October 18, 2006

Exhibit 99.1  Press Release Dated October 18, 2006


                                [GRAPHIC OMITTED]

For Immediate Release
October 18, 2006

                     HARVEY ELECTRONICS GRANTED CONDITIONAL
                                LISTING BY NASDAQ

Lyndhurst, NJ, October 18, 2006 -- Harvey Electronics, Inc. ("Harvey Electronics", "Harvey" or the "Company"; NASDAQ Capital Market symbol: "HRVE"), a leading retailer and custom installer of high quality, exclusive home theater, audio and video products in the metropolitan New York area, today announced that on October 16, 2006, the Company received notice from a Nasdaq Listing Qualification Panel (the "Panel") granting its request for continued listing on The Nasdaq Capital Market.

The Company's continued listing is subject to certain specified conditions, including:
1. On or about October 27, 2006, the Company will inform the Panel that it has held an annual shareholders' meeting, and,
2. That the shareholders at the annual meeting approved a reverse stock split and all items related to Trinity-led investment of $4 million in the Company;
3. That on or before November 15, 2006, the Company will inform the Panel that it has;
     a. implemented a reverse stock split and that the closing bid price for the Company's shares is at least $1.00 per share, and,
     b. closed the Trinity transaction, and that the investment increased the Company's shareholders' equity to at least $2.5 million.

In addition Harvey must on or before November 30, 2006, evidence a closing bid price of $1.00 or more for a minimum of ten prior consecutive trading days, and publicly report on Form 8-K the consummation of the Trinity-led transaction, and include in the Form 8-K pro forma financial information demonstrating that the transaction has brought the Company's shareholders' equity to $2.5 million or greater.

In order to fully comply with the terms of the Panel's letter, the Company must be able to demonstrate compliance with all requirements for continued listing on The Nasdaq Capital Market. In the event the Company is unable to do so, there can be no assurance that the Registrant's securities will remain listed on The Nasdaq Capital Market.

Michael E. Recca, Chairman of the Board of Harvey stated, "We are pleased that the Panel has allowed Harvey to continue its listing on The Nasdaq Capital Market. The preliminary results of the shareholder vote are encouraging. To date, the Company has received proxies representing in excess of 50% of the shares voting in favor of the all the proposals. While these proxies may be revoked at any time prior to, or even at, the annual meeting, we are now very confident that the proposals will be approved at the meeting scheduled for October 27th. We continue to urge all shareholders to vote in favor of all related proposals to complete the Trinity-led investment. Assuming this investment is completed as expected, we are confident that we can satisfy the conditions prescribed by the NASDAQ panel."

Harvey Electronics is a leading retailer and custom installer of high quality, exclusive home theater, audio and video products in the metropolitan New York area. The Company currently operates a total of nine locations; eight Harvey showrooms and one separate Bang & Olufsen branded store. There are two Harvey locations in Manhattan and six suburban locations in Paramus, New Jersey; Mt. Kisco, in Westchester; Greenwich, Connecticut; Greenvale/Roslyn, on the north shore of Long Island, in Eatontown, New Jersey and our newest store in Bridgewater, New Jersey. The Bang & Olufsen branded store is located in Union Square on 927 Broadway at 21st Street, in Manhattan. The Company also has a Bang & Olufsen showroom within our Harvey retail store in Greenwich, Connecticut.

Audio Video International, a well-respected trade publication, has named Harvey Electronics a national "Top Ten Retailer of the Year", seven years in a row.

Please visit a Harvey store or one of our Bang & Olufsen showrooms. Also, please inquire about Harvey's custom installation services.

From time to time, information provided by the Company, statements made by its employees or information, included in its filings with the Securities and Exchange Commission may contain statements, which are so-called "forward-looking statements" and not historical facts. Forward-looking statements can be identified by the use of words such as "believe", "expect", "intend",
"anticipate", "in my opinion", and similar words or variations. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual future results may differ significantly from those stated in any forward-looking statements. Forward-looking statements involve a number of risks and uncertainties, including, but not limited to, product demand, pricing, market acceptance, litigation, risks in product and technology development and other risk factors detailed in the Company's Prospectus dated March 31, 1998 and from time to time in the Company's Securities and Exchange Commission reports including its Form 10-K and Forms 10-Q.

For  more   information   and   showroom   locations,   visit  our   website  at
www.harveyonline.com.

CONTACTS:
o        Michael E. Recca,
         Chairman of the Board
         Tel. (212) 709-1907, Fax: (212) 709-1952
         Email: mer@skycapitalholdings.com
o        Franklin C. Karp, CEO/President,
         E-mail: fkarp@harveyonline.com or
         Joseph J. Calabrese, Executive Vice President & CFO
         E-mail: jcalabrese@harveyonline.com
         Harvey Electronics, Inc.
         Tel. (201) 842-0078, Fax (201) 842-0317

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